                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) April 23, 1998
                                                          --------------



                                    CONECTIV
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





          Delaware                      I-13895                 51-0377417
----------------------------          ------------          -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)




800 King Street, P.O. Box 231, Wilmington, Delaware               19899
---------------------------------------------------             ----------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)




         Registrant's Telephone Number, Including Area Code 302-429-3448
                                                            ------------




                                      None
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

        On April 23, 1998, the Company issued a press release announcing the adoption of a stockholders rights plan, a copy of which press release is attached hereto as Exhibit 99(a) and is incorporated herein in its entirety. The description and terms of the new Rights are set forth in the Rights Agreement, dated as of April 23, 1998 by and between Conectiv and Conectiv Resource Partners, Inc., as Rights Agent, a copy of which is filed herewith as
Exhibit 99(b) and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits

               A press release announcing the adoption of a stockholders rights plan is filed as Exhibit 99(a) to this Report.

               A Rights Agreement dated as of April 23, 1998, between Conectiv and Conectiv Resource Partners, Inc., which includes a Form of Company Common Rights Certificate and Class A Common Rights Certificate as Exhibits A-1 and A-2 thereto, a Summary of Rights to Purchase Series 1 Junior Preferred Stock and a Summary of Rights to Purchase Series 2 Junior Preferred Stock as Exhibits B-1 and B-2 thereto and a Form of Certificate of Designation of Series 1 Junior Preferred Stock and a Form of Certificate of Designation of Series 2 Junior Preferred Stock as Exhibits C-1 and C-2 thereto, is attached hereto as Exhibit 99(b).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         Conectiv
                                         (Registrant)



Date: April 23, 1998                     /s/ L.M. Walters
                                         -------------------------------------
                                         Treasurer

                                EXHIBIT INDEX




       99 (a) - A press release announcing the adoption of a stockholders rights plan


       99 (b) - A Rights Agreement dated as of April 23, 1998, between Conectiv and Conectiv Resource Partners, Inc., which includes a Form of Company Common Rights Certificate and Class A Common Rights Certificate as Exhibits A-1 and A-2 thereto, a Summary of Rights to Purchase Series 1 Junior Preferred Stock and a Summary of Rights to Purchase Series 2 Junior Preferred Stock as Exhibits B-1 and B-2 thereto and a Form of Certificate of Designation of Series 1 Junior Preferred Stock and a Form of Certificate of Designation of Series 2 Junior Preferred Stock as Exhibits C-1 and C-2 thereto.